                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by each Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

          VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST ("VMT")
         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST ("VKC")
--------------------------------------------------------------------------------
            (Name of each Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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
                                - JUNE 1998 -

                              IMPORTANT NOTICE

                       TO VAN KAMPEN AMERICAN CAPITAL
                        CLOSED-END FUND SHAREHOLDERS


QUESTIONS
& ANSWERS



Although we recommend you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.


Q    WHY IS A SHAREHOLDER MEETING BEING HELD?

A Because each of the Van Kampen American Capital closed-end funds is traded on a nationally recognized stock exchange, each fund is required to hold an annual meeting of shareholders.

Q    WHAT PROPOSALS WILL BE VOTED ON?

A You are being asked to elect the nominees for the Board of Trustees and ratify the selection of KPMG Peat Marwick LLP as the independent accountants for your fund(s).

Q    WILL MY VOTE MAKE A DIFFERENCE?

A Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.

Q    HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A They recommend that you vote "For" each proposal on the enclosed proxy card.

Q    WHY DOES THE PROXY STATEMENT LIST TWO CLOSED-END FUNDS?

A Each of the funds has similar proposals and it is cost-efficient for you, as a shareholder, to have a joint proxy statement and one meeting.

Q    WHERE DO I CALL FOR MORE INFORMATION?

A Please call Van Kampen American Capital Investor Services at 1-800-341-2929 (TDD users call 1-800-772-8889) from 7:00 a.m. to 7:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES  -- mark "For All," "Withhold" or "For All Except"

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name(s) on the line below.

RATIFICATION OF INDEPENDENT ACCOUNTANTS  -- mark "For,"
"Against" or "Abstain

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK                      PROXY
     VOTES AS IN
     THIS EXAMPLE       VAN KAMPEN AMERICAN CAPITAL XXXXX
                         ANNUAL MEETING OF SHAREHOLDERS



SAMPLE

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                          FOR
                                          FOR             ALL
                                          ALL  WITHHOLD  EXCEPT                                         FOR  AGAINST    ABSTAIN
1.   To vote to elect XXXX trustees to    / /    / /      / /       2. To ratify the selection of       / /    / /        / /
     serve until their respective                                      KPMG Peat Marwick LLP as the
     successors are duly elected and                                   independent accountants.
     qualified.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

   INSTRUCTIONS: to withhold authority to vote for one or more nominees check "For All Except" nominee, and write the nominee's name(s) on the line below.

   ______________________________________________________

Please be sure to sign and date this Proxy.   Date

Shareholder sign here      Co-owner sign here


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          VAN KAMPEN AMERICAN CAPITAL
                         MUNICIPAL INCOME TRUST ("VMT")

                          VAN KAMPEN AMERICAN CAPITAL
                       CALIFORNIA MUNICIPAL TRUST ("VKC")

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                       NOTICE OF JOINT ANNUAL MEETING OF
                                  SHAREHOLDERS
                            TO BE HELD JUNE 26, 1998

  Notice is hereby given to: the holders of common shares of beneficial interest, par value $0.01 per share (the "Common Shares") of each of Van Kampen American Capital Municipal Income Trust (the "Municipal Income Trust") and Van Kampen American Capital California Municipal Trust (the "California Municipal Trust") (each a "Trust" and collectively the "Trusts"); the holders of preferred shares of beneficial interest, liquidation preference $500,000 per share, designated as Rate Adjusted Tax-Exempt Shares ("RATES") of Municipal Income Trust; and the holders of preferred shares of beneficial interest, liquidation preference $50,000 per share, designated as Remarketed Preferred Shares ("RP") of California Municipal Trust (the RATES and RP are collectively referred to herein as the "Preferred Shares"), that a Joint Annual Meeting of Shareholders (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on June 26, 1998, at 1:30 p.m. for the following purposes:

    1. With respect to each Trust, to elect three Trustees, two by the holders of the Common Shares of each Trust and one by the holders of the Preferred Shares of each Trust, the Common Shares and the Preferred Shares of each Trust voting as separate classes, each Trustee to serve for a three year term or until their successors shall have been duly elected and qualified;

    2. With respect to each Trust, to ratify or reject by the holders of the Common Shares and the Preferred Shares of each Trust, voting together as a single class, the selection of KPMG Peat Marwick LLP as independent accountants for the Trust's current fiscal year; and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on May 28, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Board of Trustees

                              /s/ Ronald A. Nyberg
                              Ronald A. Nyberg, Vice President and Secretary

June 1, 1998

  EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE TRUST AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE TRUSTS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH TRUST IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF EACH TRUST LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH TRUST.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 26, 1998

  This proxy statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Board") of the Trusts (defined below) of proxies to be voted at a Joint Annual Meeting of Shareholders, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Friday, June 26, 1998, at 1:30 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is June 1, 1998.

  The primary purpose of the Meeting is to permit each Trust's shareholders to elect Trustees and ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants.

  Participating in the Meeting are: holders of common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), of each of Van Kampen American Capital Municipal Income Trust, a Massachusetts business trust (the "Municipal Income Trust"), and Van Kampen American California Municipal Trust, a Massachusetts business trust (the "California Municipal Trust"); holders of preferred shares, liquidation preference $500,000 per share, designated as Rate Adjusted Tax-Exempt Shares ("RATES") of the Municipal Income Trust; and holders of preferred shares, liquidation preference $50,000 per share, designated as Remarketed Preferred Shares ("RP") of the California Municipal Trust (the RATES and RP are collectively referred to herein as the "Preferred Shares"). The Municipal Income Trust and California Municipal Trust are sometimes referred to herein individually as a "Trust" and collectively as the "Trusts." The Common Shares and Preferred Shares are sometimes referred to herein as the "Shares."

  The Meeting is scheduled as a joint meeting of the respective shareholders of the Trusts because the shareholders of the Trusts are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Trusts. In the event that any shareholder of either Trust present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Trust to a time immediately after the Meeting so that Trust's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of Trusts will vote separately on each of the proposals relating to their Trust, and an unfavorable vote on a proposal by the shareholders of one Trust will not affect the implementation of such a proposal by the other Trust if the proposal is approved by the shareholders of the other Trust.

  The Board has fixed the close of business on May 28, 1998, as the record date (the "Record Date") for the determination of holders of Shares of the Trusts entitled to vote at the Meeting.

  The following table summarizes each proposal to be presented at the Meeting for each Trust and the shareholders entitled to vote with respect to each proposal:

                                                                 AFFECTED
                           PROPOSAL                            SHAREHOLDERS
                           --------                            ------------
 1.  Election of Three Trustees
     -- election of two trustees solely by holders of       Common Shares Only
     Common Shares
                                                             Preferred Shares
     -- election of one trustee solely by holders of               Only
     Preferred Shares
 2.  Ratification of Independent Accountants                    All Shares

  EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE TRUST AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  At the close of business on May 28, 1998, there were issued and outstanding Shares of each Trust as set forth below:

                                                COMMON SHARES       PREFERRED SHARES
                    TRUST                        OUTSTANDING          OUTSTANDING
                    -----                       -------------       ----------------
Municipal Income Trust .......................   28,450,657               330
California Municipal Trust....................    3,234,009               400

  As of May 28, 1998, to the knowledge of each Trust, no person beneficially owned more than 5% of such Trust's outstanding Common Shares or outstanding Preferred Shares.

VOTING

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal.

  With respect to Proposal 1, holders of the Common Shares and Preferred Shares will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of all the votes cast at the Meeting in person or by proxy by the holders of the Common Shares, with a quorum present, is required to elect each nominee for Trustee designated to be elected by the Common Shares. The affirmative vote of a plurality of all the votes cast at the Meeting in person or by proxy by the holders of Preferred Shares, with a quorum present, is required to elect the nominee for Trustee designated to be elected by the Preferred Shares.

  With respect to Proposal 2, holders of the Common Shares and Preferred Shares will vote together and an affirmative vote of a majority of the votes cast by holders of Shares present in person or represented by proxy at the Meeting, with a quorum present, is required to ratify the selection of the independent accountants.

  Shareholders of each Trust on the Record Date are entitled to one vote per Share with respect to each proposal on which such class of Shares is entitled vote; with no Share having cumulative voting rights.

  The Board recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Trust listed in the proxy statement.

  - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for the current fiscal year of each Trust.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes will not be considered "votes cast" on the proposal but will be counted as present for the purpose of determining a quorum. A majority of the outstanding Shares of a Trust must be present in person or by proxy to have a quorum for such Trust to conduct business at the Meeting. An unfavorable vote on a proposal by the shareholders of one Trust will not affect the implementation of such a proposal by another Trust.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Trusts know of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to a Trust are not received, the persons named as proxies may propose one or more adjournments of the Meeting of such Trust to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen American Capital Investment Advisory Corp. serves as investment adviser to each Trust (the "Adviser"). The principal business address of the Adviser is One Parkview Plaza Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. VKAC's more than 50 open end and 38 closed end funds (including the Trusts) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

OTHER SERVICE PROVIDERS

  Each Trust has entered into an administration agreement between such Trust and Van Kampen American Capital Distributors, Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is a wholly owned subsidiary of VKAC. Each Trust has entered into an accounting services agreement with the Adviser. Each Trust has entered into a legal services agreement with VKAC. VKAC's principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Each Trust has entered into a support services agreement with Van Kampen American Capital Distributors, Inc.
------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  The Declaration of Trust of each Trust provides that the Board shall consist of not less than three nor more than eleven Trustees divided into three classes of Trustees, the classes to be as nearly equal in number as possible. Each class generally is elected to serve for a term of three years. Generally, the term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Massachusetts law, the Trust's Declaration of Trust and the Trust's By-Laws.

  With respect to the Trusts, the Class III Trustees, consisting of Messrs. Powell, Sonnenschein and Myers, are to be elected at this Meeting by the Shareholders to serve until the later of that Trust's Annual Meeting of Shareholders in 2001 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two nominees as set forth below as Class III Trustees designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one nominee set forth below as a Class III Trustee designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Trust and a plurality of the Preferred Shares of each Trust, voting as separate classes, present at the meeting in person or by proxy is required to elect the respective nominee(s). It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  With respect to each Trust, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of each Trust. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares and Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Trusts, however, have no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following sets forth certain information regarding each Trustee's nominees and those Trustees whose term continues after the meeting. All nominees have consented to being named in this proxy statement and have agreed to serve if elected for each Trust. Each of the Trustees has served as a member of the Board since such Trustee's initial election or appointment to the Board of Trustees as shown in the Compensation Table below.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60521                 care product's manufacturer. Director of
  Age: 52                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee, Director or Managing General
                                    Partner of other investment companies
                                    advised by Van Kampen American Capital Asset
                                    Management, Inc. ("Asset Management"), Van
                                    Kampen American Capital Management Inc.
                                    ("Management Inc.") and the Adviser.
Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Investments, Inc. (EGI), a company
Suite 1950                          that makes private equity investments in
Chicago, IL 60606                   other companies, and Vice-Chairman and
  Age: 57                           Director of Anixter International Inc., a
                                    value-added provider of integrated
                                    networking and cabling solutions that
                                    support business information and network
                                    infrastructure requirements (employed by
                                    Anixter since 1985). He is also a member of
                                    the Board of Directors of Teletech Holdings
                                    Inc., Lukens, Inc., Metal Management, Inc.,
                                    Stericycle, Inc., Transmedia Network, Inc.,
                                    Jacor Communications, Inc., CNA Surety
                                    Corp., IMC Global Inc. and Antec Corporation
                                    and a member of Kent State University
                                    Foundation. Prior to 1998, Mr. Dammeyer was
                                    a member of the Board of Directors of
                                    Capsure Holdings Corp., Falcon Building
                                    Products, Inc., Revco D.S., Inc., the Chase
                                    Manhattan Corporation National Advisory
                                    Board and Sealy, Inc. Prior to 1997, Mr.
                                    Dammeyer was President, Chief Executive
                                    Officer and a Director of Great American
                                    Management & Investment, Inc., a diversified
                                    manufacturing company. Director of Santa Fe
                                    Energy Resources, Inc., Lomas Financial
                                    Corporation, Santa Fe Pacific Corporation,
                                    Q-Tel, S.A. de C.V. and Servicios
                                    Financieros Quadrum, S.A. Mr. Dammeyer is
                                    also a Trustee, Director or Managing General
                                    Partner of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and the Adviser.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 62                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee, Director or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and the Adviser.
Dennis J. McDonnell(1)*...........  Executive Vice President and Director of
One Parkview Plaza                  VK/AC Holding, Inc. and Van Kampen American
Oakbrook Terrace, IL 60181          Capital, Inc. President, Chief Operating
  Age: 56                           Officer and a Director of the Adviser, Asset
                                    Management, Management Inc. and Van Kampen
                                    American Capital Advisors, Inc. Prior to May
                                    of 1998, President and a Director of Van
                                    Kampen Merritt Equity Advisors Corp. Prior
                                    to April of 1997, he was a Director of Van
                                    Kampen Merritt Equity Holdings Corp. Prior
                                    to September of 1996, Mr. McDonnell was
                                    Chief Executive Officer and a Director of
                                    MCM Group, Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei
                                    Acquisition Corporation; Chairman and
                                    Director of MCM Asia Pacific Company,
                                    Limited and MCM (Europe) Limited; and
                                    Director of McCarthy, Crisanti & Maffei,
                                    S.A. Prior to July of 1996, Mr. McDonnell
                                    was President, Chief Operating Officer and
                                    Director of VSM Inc. and VCJ Inc. President
                                    of each of the funds in the Fund Complex
                                    (defined below). President and Chairman of
                                    the Board and Trustee of other investment
                                    companies advised by the Advisers of their
                                    affiliates.
Steven Muller, Ph.D.(2)...........  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University. He is a Director
The Johns Hopkins University        of Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December of 1997,
Washington, D.C. 20036              Dr. Muller was Chairman of The 21st Century
  Age: 70                           Foundation (public affairs). Prior to May,
                                    1997, Dr. Muller was a Director of BT Alex.
                                    Brown & Sons (investment banking). Dr.
                                    Muller is currently a Trustee, Director and
                                    Managing General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and the Adviser.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Theodore A. Myers(3)..............  Mr. Myers is a Senior Financial Advisor (and
550 Washington Avenue               prior to 1997, an Executive Vice President
Glencoe, IL 60022                   and Chief Financial Officer) of Qualitech
  Age: 67                           Steel Corporation, a manufacturer of special
                                    quality bar products as well as iron carbide
                                    (a steel scrap substitute). Mr. Myers is
                                    also a Director of COVA Series Trust of COVA
                                    Financial Life Insurance (formerly known as
                                    Xerox Life). Prior to 1997, Mr. Myers was a
                                    Director of McLouth Steel, and a member of
                                    the Arthur Andersen Chief Financial Officer
                                    Advisory Committee. Prior to August, 1993,
                                    Mr. Myers was Senior Vice President, Chief
                                    Financial Officer and a Director of Food
                                    Brands America (formerly known as Doskocil
                                    Companies, Inc.), a food processing and
                                    distribution company. Mr. Myers is also a
                                    Trustee, Director or Managing General
                                    Partner of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and the Adviser.
Don G. Powell(3)*.................  Mr. Powell is Chairman and a Director of
Van Kampen American Capital         VKAC, Van Kampen American Capital
2800 Post Oak Boulevard             Distributors, Inc., the Adviser, Asset
Houston, TX 77056                   Management, VK/AC Holding, Inc., Management
  Age:58                            Inc., Van Kampen American Capital Advisors,
                                    Inc., ACCESS Investor Services, Inc., Van
                                    Kampen American Capital Recordkeeping
                                    Services, Inc., American Capital Contractual
                                    Services, Inc., Van Kampen American Capital
                                    Insurance Agency of Illinois, Inc., VK/AC
                                    Systems, Inc., Van Kampen American Capital
                                    Trust Company, and Van Kampen American
                                    Capital Exchange Corporation. Prior to May
                                    of 1998, Chairman and Director of Van Kampen
                                    Merritt Equity Advisors Corp. Prior to April
                                    of 1997, Chairman and Director of Van Kampen
                                    American Capital Services, Inc. Prior to
                                    1997, he was Chairman, President and
                                    Director of American Capital Shareholders
                                    Corporation. Prior to April of 1997, Mr.
                                    Powell was Chairman, President and Director
                                    of Van Kampen Merritt Equity Holdings Corp.
                                    Prior to July of 1996, Mr. Powell was
                                    Chairman and Director of VSM Inc. and VCJ
                                    Inc. Prior to September 1996, Mr. Powell was
                                    Chairman and Director of McCarthy, Crisanti
                                    & Maffei, Inc. and McCarthy, Crisanti &
                                    Maffei Acquisition Corporation. Mr. Powell
                                    is Chairman of the Board of Governors and
                                    the Executive Committee of the Investment
                                    Company Institute. Mr. Powell is also a
                                    Trustee or Director of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and the Adviser.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a
                                    Trustee, Director or Managing General
                                    Partner of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and the Adviser.
Wayne W. Whalen(2)*...............  Mr. Whalen is a partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to the funds in
  Age: 58                           the Fund Complex and certain other
                                    investment companies advised by the Adviser,
                                    Asset Management and Management Inc. Mr.
                                    Whalen is also a Trustee, Director or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and the Adviser.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Trusts by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Trusts by reason of his firm acting as legal counsel for the Trusts.

(1) Class I Trustee whose term expires at the later of the annual meeting of shareholders in 1999 or such Trustee's successor is duly elected and qualified.

(2) Class II Trustee whose term expires at the later of the annual meeting of shareholders in 2000 or such Trustee's successor is duly elected and qualified.

(3) Nominee as Class III Trustee whose term, if elected, expires at the later of the annual meeting of shareholders in 2001 or such Trustee's successor is duly elected and qualified.

EXECUTIVE OFFICERS OF THE TRUST

  The following information relates to the other executive officers of each Trust who are not Trustees or nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or its affiliates. The officers of each Trust serve for one year or until their respective successors are chosen and qualified. Each Trusts' officers receive no compensation from the Trusts but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Peter Hegel.........   Vice President      Executive Vice President of Asset
  One Parkview Plaza                       Management, the Adviser, Management
  Oakbrook Terrace,                        Inc. and Van Kampen American Capital
  IL 60181                                 Advisors, Inc. Prior to July of 1996,
  Age: 41                                  Director of VSM Inc. Prior to
                                           September of 1996, Director of
                                           McCarthy, Crisanti & Maffei, Inc. and
                                           McCarthy, Crisanti & Maffei
                                           Acquisition Corporation. Vice
                                           President of the other investment
                                           companies advised by the Adviser,
                                           Asset Management or their affiliates.
Ronald A. Nyberg....   Vice President and  Executive Vice President, General
  One Parkview Plaza     Secretary         Counsel, Secretary and Director of
  Oakbrook Terrace,                        VKAC and VK/AC Holding, Inc. Executive
  IL 60181                                 Vice President, General Counsel,
  Age: 44                                  Assistant Secretary and Director of
                                           the Adviser, Asset Management, Van
                                           Kampen American Capital Advisors,
                                           Inc., Management Inc., Van Kampen
                                           American Capital Distributors, Inc.,
                                           Van Kampen American Capital Exchange
                                           Corporation, American Capital
                                           Contractual Services, Inc., Van Kampen
                                           American Capital Trust Company, VK/AC
                                           System, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc. and Van Kampen American Capital
                                           Recordkeeping Services, Inc. Executive
                                           Vice President, General Counsel and
                                           Assistant Secretary of ACCESS Investor
                                           Services, Inc. as of June, 1998,
                                           Director of ICI Mutual Insurance Co.,
                                           a provider of insurance to members of
                                           the Investment Company Institute.
                                           Prior to May of 1998, Executive Vice
                                           President and General Counsel Van
                                           Kampen Merritt Equity Advisors Corp.
                                           Prior to April of 1997, Executive Vice
                                           President and General Counsel of Van
                                           Kampen Merritt Equity Holdings Corp.
                                           and Executive Vice President, General
                                           Counsel and Assistant Secretary of
                                           American Capital Shareholders
                                           Corporation. Prior to July of 1996,
                                           Executive Vice President and General
                                           Counsel of VSM Inc. and VCJ Inc. Prior
                                           to September of 1996, General Counsel
                                           of McCarthy, Crisanti & Maffei, Inc.
                                           Prior to June 1997, Director of ICI
                                           Mutual Insurance Co., a provider of
                                           insurance to members of the Investment
                                           Company Institute. Vice President and
                                           Secretary of other investment
                                           companies advised by the Adviser,
                                           Asset Management and their affiliates.

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Paul R. Wolkenberg...  Vice President      Executive Vice President and a
  2800 Post Oak Blvd.                      Director of VKAC Holding, Inc. and
  Houston, TX 77056                        VKAC. Executive Vice President of Van
  Age: 53                                  Kampen American Capital Distributors,
                                           Inc. and the Adviser. President and a
                                           Director of ACCESS Investor Services,
                                           Inc. President, Chief Executive
                                           Officer and Director of Van Kampen
                                           American Capital Trust Company and
                                           President, Chief Operating Officer and
                                           a Director of Van Kampen American
                                           Capital Recordkeeping Services, Inc.
                                           Vice President of other investment
                                           companies advised by the Adviser Asset
                                           Management or their affiliates.
Edward C. Wood III...  Vice President and  Senior Vice President of the Adviser,
  One Parkview Plaza     Chief Financial   Asset Management and Management Inc.
  Oakbrook Terrace,      Officer           Senior Vice President and Chief
IL                                         Operating Officer of Van Kampen
  60181                                    American Capital Distributors, Inc.
  Age: 41                                  Vice President and Chief Financial
                                           Officer of the other investment
                                           companies advised by the Adviser,
                                           Asset Management and their affiliates.
Curtis W. Morell....   Vice President and  Senior Vice President of the Adviser
  2800 Post Oak Blvd.    Chief Accounting  and Asset Management. Vice President
  Houston, TX 77056      Officer           and Chief Accounting Officer of other
  Age: 51                                  investment companies advised by the
                                           Adviser, Asset Management and their
                                           affiliates.
John L. Sullivan....   Treasurer           First Vice President of the Adviser
  One Parkview Plaza                       and Asset Management. Treasurer of
  Oakbrook Terrace,                        other investment companies advised by
  IL 60181                                 the Adviser, Asset Management and
  Age: 42                                  their affiliates.
Tanya M. Loden......   Controller          Vice President of the Adviser and
  2800 Post Oak Blvd.                      Asset Management. Controller of other
  Houston, TX 77056                        investment companies advised by the
  Age: 38                                  Adviser, Asset Management and their
                                           affiliates.

REMUNERATION AND OWNERSHIP INFORMATION

  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined below). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of the Adviser or VKAC is paid by the respective entity. The funds in the Fund Complex, including the Trusts, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with the such meetings. Prior to January 1, 1998, the amount of the annual retainer was $2,500 per Trust and meeting fees were $250 per meeting per Trust, plus expenses incurred in connection with the such meeting. Commencing January 1, 1998, funds in the Fund Complex (including the

Trusts) pay an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and $250 per fund per meeting per fund, plus expenses incurred in connection with the such meeting.

  Each fund in the Fund Complex provides a deferred compensation plan to its non-affiliated Trustees that allow such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Trusts. To the extent permitted by the 1940 Act, each Trust may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Trust.

  Each fund in the Fund Complex has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund. Each non-affiliated Trustee has served as a member of each Trust's Board of Trustees as set forth in the Compensation Table below.

  Additional information regarding compensation and benefits for trustees is set forth below. The Trustees and executive officers, as a group, own less than 1% of Trust's outstanding Common Shares and outstanding Preferred Shares. As indicated in the notes accompanying the table, the amounts relate to either the respective Trust's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                           FUND COMPLEX
                                                            ------------------------------------------
                                                             ESTIMATED
                                                             AGGREGATE
                                         AGGREGATE          PENSION OR                       TOTAL
                                        COMPENSATION        RETIREMENT      ESTIMATED     COMPENSATION
                                     FROM EACH TRUST(2)      BENEFITS       AGGREGATE        BEFORE
                                   ----------------------     ACCRUED        ANNUAL         DEFERRAL
                          YEAR     CALIFORNIA   MUNICIPAL   AS PART OF    BENEFITS UPON    FROM FUND
        NAME(1)          ELECTED   MUNICIPAL     INCOME     EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
        -------          -------   ----------   ---------   -----------   -------------   ------------
David C. Arch..........   1988       $4,507      $4,507       $ 7,912        $85,000        $157,750
Rod Dammeyer...........   1988        4,507       4,507        14,303         85,000         157,750
Howard J Kerr..........   1992        4,507       4,507        27,338         85,000         157,750
Theodore A. Myers......   1988        4,507       4,507        57,361         85,000         157,750
Hugo F. Sonnenchein....   1994        4,507       4,507        13,493         85,000         157,750
Wayne W. Whalen........   1988        4,500       4,500        16,155         85,000         157,250

---------------
(1) Messrs. McDonnell and Powell are each an affiliated person of the Adviser and do not receive compensation or retirement benefits from the Trusts. Mr. Muller was appointed to the Board effective January 2, 1998 and thus has no information to report for the Trusts' fiscal years ended June 30, 1997 or the Fund Complex' calendar year ended December 31, 1997.

(2) The amounts shown in these columns represent the aggregate compensation payable by each Trust for its fiscal year ended June 30, 1997 before deferral by the trustees under the deferred compensation plan. For the year ended June 30, 1997, certain trustees deferred compensation from each Trust as follows: Mr. Dammeyer $3,757; Mr. Kerr $3,757; Mr. Sonnenchein $3,757; and Mr. Whalen $3,750. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Trust and earn a rate of return determined by reference to either the return on the Common Shares of the Trust or other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Trust may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation. At June 30, 1997, the cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Trust is as follows: Mr. Dammeyer $13,816; Mr. Kerr $12,454; Mr. Sonnenchein $15,123; and Mr. Whalen $10,934.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the 36 operating funds in the Fund Complex as of December 31, 1997 for their respective fiscal years ended in 1997. The retirement plan is described above the table.

(4) The amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the 36 operating funds in the Fund Complex as of December 31, 1997 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. Each of the Trusts is expected to pay benefits of $2,500 per year for each year of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 62 and with at least ten years of service (including years of service prior to adoption of the plan) to the respective Trust. The retirement plan is described above the compensation table.

(5) The "Fund Complex" currently consists of 41 investment companies (including the Trusts) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of 36 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by references to either the return on the Common Shares of the Trust or common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.

  After several transactions in 1996 and 1997, VK/AC Holding, Inc. ("VKAC Holding"), an indirect parent of the Adviser, became an indirect wholly-owned subsidiary of MSDW. In connection with such events, certain officers of the Adviser, including Don G. Powell, entered into employment agreements with VKAC Holding which expire in 2000. Certain of such officers, including Dennis J. McDonnell and Don G. Powell, also were granted options to purchase shares of common stock of Morgan Stanley Group Inc. ("Morgan Stanley") which vest from 1999 to 2001. Certain officers of the Advisers also entered into retention agreements with VKAC Holding, which will remain in place through October 31, 1998. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Adviser (and thus to the Trusts) until such agreements expire. Finally certain officers of the Adviser, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley through the year 2000.

MEETINGS AND COMMITTEES

  With respect to each Trust, the Board met 9 times during each Trust's last fiscal year. During such fiscal year all Trustees attended at least 75% of the aggregate of (a) the total number of meetings of the Board during the period on which they served as trustees and (b) the total number of meetings held by all committees of the Board during the period on which they served as trustees.

  Each Fund has an Audit Committee which makes recommendations to the Board concerning the selection of each Trust's independent accountants, reviews with such independent accountants the scope and results of the annual audits and considers any comments which the independent accountants may have regarding such Trust's financial statements or books of account. The committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers, Muller and Sonnenschein. Messrs. Myers and Sonnenschein are standing for election. With respect to each Trust, the committee held two meetings during the last fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Trust's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own beneficially more than 10% of a registered class of the Trust's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc., reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Trust's Shares. These persons and entities are required by SEC regulations to furnish the Trust with copies of all such forms they file. Based on a review of these forms furnished to each Trust, each Trust believes that during the last fiscal year for each Trust, the Trust's Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements. To the knowledge of management of each Trust, no shareholder of any of the Trusts owns more than 10% of a registered class of any Trust's equity securities.

SHAREHOLDER APPROVAL

  The holders of the Common Shares and holders of the Preferred Shares, each voting as a separate class, will vote for the respective nominee(s) designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares present in person or by proxy is required to elect the nominees for Trustees designated to be elected by the Common Shares, and the affirmative vote of a plurality of the Preferred Shares present in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of each Trust, including a majority of the Trustees who are not "interested persons" of each Trust (as defined by the 1940 Act), has selected the firm KPMG Peat Marwick LLP, independent accountants, to examine the financial statements for the current fiscal year of each Trust. Neither Trust knows of any direct or indirect financial interest of such firm in such Trust. Such appointment is subject to ratification or rejection by the Shareholders of each Trust. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such independent accountants.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and should be available to respond to questions from Shareholders.

SHAREHOLDER APPROVAL

  The Shareholders of each Trust are entitled to vote on this issue with respect to such Trust. The affirmative vote of a majority of the Shares present in person or by proxy is required to ratify the selection of the independent accountants. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Trusts will bear their pro-rata portion of the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of a Fund, the Adviser, VKAC, Boston Financial Data Services, Inc. or by First Data Investors Services Group. First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts, has been engaged to assist in proxy solicitation at an estimated cost of approximately $2,500 for the Municipal Income Trust and $2,500 for the California Municipal Trust.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the relevant fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Trust should send such proposal to the Trust at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Trust does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Trust entitled to be present and vote at the Meeting will be available at the offices of the respective Trust, One Parkview Plaza,

Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Trust may necessitate adjournment and may subject such Trust to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
June 1, 1998

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote for the election of the Common          FOR             FOR ALL
   Shares Class III trustees, the nominees         ALL   WITHHOLD   EXCEPT
   named below to serve until the later of the Annual Meeting of Shareholders in 2001 or their respective successors are duly elected and qualified.

            Don G. Powell                          [ ]     [ ]       [ ]
            and Hugo Sonnenschein

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2. To ratify the selection of KMPG Peat Marwick LLP      FOR   AGAINST   ABSTAIN
   as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME      FOR THE ANNUAL MEETING OF
TRUST PROXY SOLICITED BY THE TRUSTEES             SHAREHOLDERS TO BE HELD
                                                  ON JUNE 26, 1998

The undersigned, holder of Common Shares of VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Trust"), revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all Common Shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Trust to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, June 26, 1998 at 1:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1998
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]


1. To vote for the election of the Preferred
   Class III trustee, the nominee named below            FOR
   to serve until the later of the Annual Meeting        ALL   WITHHOLD
   of Shareholders in 2001 or his respective successor is duly elected and qualified.

          Theodore A. Myers                              [ ]     [ ]


2. To ratify the selection of KPMG Peat Marwick          FOR   AGAINST   ABSTAIN
   LLP as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST       FOR THE ANNUAL
PROXY SOLICITED BY THE TRUSTEES                          MEETING OF SHAREHOLDERS
                                                         TO BE HELD ON
                                                         June 26, 1998

The undersigned, holder of Prefered Shares of VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Trust"), revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all Prefered Shares of the Trust as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Trust to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, June 26, 1998 at 1:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1998
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote for the election of Common Shares Class
   III trustees, the nominees named below to serve       FOR            FOR ALL
   until the later of the Annual Meeting of              ALL   WITHHOLD   EXCEPT
   Shareholders in 2001 or their respective successors are duly elected and qualified.

          Don G. Powell                                  [ ]     [ ]       [ ]
          and Hugo Sonnenschein

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2. To ratify the selection of KPMG Peat Marwick          FOR   AGAINST   ABSTAIN
   LLP as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST   FOR THE ANNUAL
PROXY SOLICITED BY THE TRUSTEES                          MEETING OF SHAREHOLDERS
                                                         TO BE HELD ON
                                                         June 26, 1998

The undersigned, holder of Common Shares of VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST, a Massachusetts business trust (the "Trust"), revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all Common Shares of the Trust as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Trust to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, June 26, 1998 at 1:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1998
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote for the election of the Preferred
   Class III trustee, the nominee named
   below to serve until the later of the Annual
   Meeting of Shareholders in 2001 or his          FOR
   successor is duly elected and qualified.        ALL   WITHHOLD

            Theodore A. Myers                      [ ]     [ ]

2. To ratify the selection of KMPG Peat Marwick LLP      FOR   AGAINST   ABSTAIN
   as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL  FOR THE ANNUAL MEETING OF
TRUST PROXY SOLICITED BY THE TRUSTEES             SHAREHOLDERS TO BE HELD
                                                  ON JUNE 26, 1998

The undersigned, holder of Preferred Shares of VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST, a Massachusetts business trust (the "Trust"), revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all Prefered SAhares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Trust to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, June 26, 1998 at 1:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1998
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.